EXHIBIT 99.1

PRA Reports Fourth Quarter and Full Year 2013 Results

NORFOLK, Va., Feb. 19, 2014 (GLOBE NEWSWIRE) -- Portfolio Recovery Associates, Inc. (Nasdaq:PRAA), a financial and business services company operating in the U.S. and U.K., today reported continued, strong financial results for the fourth quarter and full year 2013.

Fourth Quarter Highlights

  Cash collections of $278.9 million, up 22% from the fourth quarter of 2012.
  Revenues of $184.9 million, up 20%.
  Net income attributable to PRA of $45.8 million, up 28%.
  $0.91 diluted earnings per share, compared with $0.70 a year ago, up 30%.
  $99.5 million in portfolio purchases.

Full Year 2013 Highlights

  Cash collections of $1.1 billion, up 26% from full year 2012, with estimated remaining collections of $2.7 billion.
  Revenues of $735.1 million, up 24%, including $71.6 million in fee income, up 15%.
  Net income attributable to PRA of $175.3 million, up 38%.
  $3.45 diluted EPS, compared with $2.46 for 2012, up 40%.
  22.2% return on average equity, exceeding PRA's full year 20% target.

"Our fourth quarter results in 2013 contributed to our strongest year ever. As the global debt buying industry continues to evolve at a rapid pace, 2014 promises to be a year of extraordinary opportunity and challenge. PRA is well positioned to sustain itself as a dominant, global player," said Steve Fredrickson, chairman, president and chief executive officer, PRA.

REVENUES

  Revenues of $184.9 million in the fourth quarter, largely driven by cash collections, included finance receivables income net of principal amortization and allowance charges or reversals. Net finance receivables income was $168.7 million, up 22% from $138.1 million in the year-ago quarter.

Cash Collections from Finance Receivables

  Cash collections increased 22% in the fourth quarter from the year-ago quarter to $278.9 million, and included collections from these finance receivables sources:

Cash Collection Source ($ in thousands)	Q42013	Q32013	Q22013	Q12013	Q42012
Call Center and Other Collections	$ 84,375	$ 89,512	$ 90,229	$ 89,037	$ 72,624
External Legal Collections	46,066	48,274	50,131	47,910	41,521
Internal Legal Collections	34,101	33,288	30,365	29,283	23,968
Bankruptcy Court Trustee Payments	114,384	120,577	125,672	109,233	91,098
Total Cash Collections	$ 278,926	$ 291,651	$ 296,397	$ 275,463	$ 229,211

  Principal amortization of finance receivables in the fourth quarter was $110.2 million or 39.5% of cash collections, compared with 39.8% in the year-ago quarter. Principal amortization included a net allowance reversal of $0.4 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance charge of $2.3 million recorded in the year-ago quarter.

Fee Income

  Revenues in the fourth quarter also included income from PRA's fee-based businesses of $16.1 million, compared with $16.2 million in the year-ago quarter.

EXPENSES AND OPERATING INCOME

  Operating expenses were $106.5 million in the fourth quarter of 2013, compared with $94.3 million a year ago, an increase of 13%.  In association with the Company's legal collection strategy, external legal collection expenses (fees and costs) increased $6.4 million from the year-ago quarter.

  Operating income increased 31% to $78.4 million, compared with $60.0 million in the year-ago quarter.  The operating margin increased to 42.4% from 38.9% in the fourth quarter of 2012.

  The provision for income taxes was $27.7 million in the fourth quarter, up 23% from the year-ago quarter. PRA's provision for income taxes was 37.7% of income before taxes in the fourth quarter, compared with 38.6% in the year-ago quarter.

PORTFOLIO PURCHASES

  PRA invested $99.5 million in new finance receivables from U.S. and U.K. creditors in the fourth quarter of 2013, compared with $199.1 million in the year-ago quarter.   Fourth quarter 2012 portfolio investment included the acquisition of bankruptcy portfolios from National Capital Management, LLC. Receivables purchased were acquired in 83 portfolios from 17 different sellers. For full year 2013, PRA invested a record $656.8 million in new portfolios.

Portfolio Purchase Source ($ in thousands)	Q42013	Q32013	Q22013	Q12013	Q42012
Core Customer Debt	$ 67,522	$ 100,081	$ 118,195	$ 128,338	$ 88,107
Bankruptcy Court Claims	31,987	41,794	82,273	86,595	111,001
Total Portfolio Purchases	$ 99,509	$ 141,875	$ 200,468	$ 214,933	$ 199,108

  Core customer debt purchased in the fourth quarter included $65.8 million in U.S. accounts and $1.8 million in U.K. accounts.

BALANCE SHEET

  Borrowings totaled $451.8 million at December 31, 2013, and consisted of $256.8 million in convertible senior notes and $195.0 million in other long-term debt. Total borrowings were $327.5 million at December 31, 2012. Remaining borrowing availability, subject to normal borrowing and collateral provisions, under PRA's credit facility was $435.5 million.

  Cash and cash equivalents were $162.0 million at December 31, 2013, compared with $32.7 million at December 31, 2012.

  Net deferred tax liabilities were $208.7 million at December 31, 2013, compared with $185.3 million a year ago.

  Stockholders' equity increased to $869.5 million at December 31, 2013, from $708.4 million at December 31, 2012.

Conference Call Information

PRA will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. A webcast of the call, both live and archived, will be available at http://ir.PortfolioRecovery.com/events.cfm. Please access the call by calling 888-695-7639 in the U.S. or 970-315-0482 outside the U.S.  The conference ID is 38054651. A question-and-answer session will be open only to institutional investors and analysts.   A replay of the call and webcast will be available until March 4, 2014.  Use the phone numbers and conference ID above to access the replay.

About PRA

As a leader in the U.S. debt buying industry, Portfolio Recovery Associates, Inc. (PRA) returns capital to banks and other creditors that helps expand financial services for consumers.  PRA collaborates with its customers to create affordable, realistic debt repayment plans. The company also provides a broad range of fee-based services to local governments and law enforcement, auto lenders and insurers, businesses and institutional investors, global hedge funds, and U.K. banks and creditors.

In 2013 and 2012, PRA was named one of Fortune's 100 Fastest-Growing Companies in the world, who also trade on a major U.S. stock exchange. Since 2007, PRA has been rising in the annual ranking of Forbes' Best Small Companies in America. For more information, please visit www.PortfolioRecovery.com.

About Forward-Looking Statements

Statements herein which are not historical, including PRA's or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to PRA's presentations and webcasts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of PRA's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us.  Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors. Additional risk factors and other risks are described from time to time in PRA's filings with the Securities and Exchange Commission (SEC) including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the SEC and available through PRA's website, which contain a more detailed discussion of PRA's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months	Three Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012

Revenues:
Income recognized on finance receivables, net	$ 168,728	$ 138,068	$ 663,546	$ 530,635
Fee income	16,125	16,183	71,589	62,166

Total revenues	184,853	154,251	735,135	592,801

Operating expenses:
Compensation and employee services	46,393	44,849	192,474	168,356
Legal collection fees	10,144	9,153	41,488	34,393
Legal collection costs	20,044	14,619	83,063	72,325
Agent fees	1,608	1,411	5,901	5,906
Outside fees and services	6,827	7,292	31,615	28,867
Communications	7,537	6,255	28,936	25,943
Rent and occupancy	2,075	1,728	7,536	6,781
Depreciation and amortization	3,732	3,681	14,385	14,515
Other operating expenses	8,143	5,274	25,809	19,651
Impairment of goodwill	--	--	6,397	--

Total operating expenses	106,503	94,262	437,604	376,737

Income from operations	78,350	59,989	297,531	216,064

Other income and (expense):
Interest income	3	2	3	10
Interest expense	(4,862)	(1,818)	(14,469)	(9,041)

Income before income taxes	73,491	58,173	283,065	207,033

Provision for income taxes	27,714	22,441	106,146	80,934

Net income	$ 45,777	$ 35,732	$ 176,919	$ 126,099

Adjustment for income/(loss) attributable to redeemable noncontrolling interest	--	(70)	1,605	(494)

Net income attributable to Portfolio Recovery Associates, Inc.	$ 45,777	$ 35,802	$ 175,314	$ 126,593

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 0.92	$ 0.71	$ 3.48	$ 2.48
Diluted	$ 0.91	$ 0.70	$ 3.45	$ 2.46

Weighted average number of shares outstanding:
Basic	49,750	50,649	50,366	50,991
Diluted	50,375	51,216	50,873	51,369

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,	December 31,
ASSETS	2013	2012

Cash and cash equivalents	$ 162,004	$ 32,687
Finance receivables, net	1,239,191	1,078,951
Accounts receivable, net	12,359	10,486
Income taxes receivable	11,710	--
Property and equipment, net	31,541	25,312
Deferred tax asset	1,361	--
Goodwill	103,843	109,488
Intangible assets, net	15,767	20,364
Other assets	23,456	11,668

Total assets	$ 1,601,232	$ 1,288,956

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 14,819	$ 12,155
Accrued expenses and other liabilities	27,655	18,953
Income taxes payable	--	3,125
Accrued compensation	27,431	12,804
Net deferred tax liability	210,071	185,277
Borrowings	451,780	327,542

Total liabilities	731,756	559,856

Redeemable noncontrolling Interest	--	20,673

Stockholders' equity:
Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 60,000 authorized shares, 49,840 issued and outstanding shares at December 31, 2013, and 50,727 issued and outstanding shares at December 31, 2012	498	507
Additional paid-in capital	135,441	150,878
Retained earnings	729,505	554,191
Accumulated other comprehensive income	4,032	2,851
Total stockholders' equity	869,476	708,427

Total liabilities and equity	$ 1,601,232	$ 1,288,956

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2013	2012
Cash flows from operating activities:
Net income	$ 176,919	$ 126,099
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	12,272	11,282
Depreciation and amortization	14,385	14,515
Amortization of debt discount	1,508	--
Impairment of goodwill	6,397	--
Deferred tax expense/(benefit)	11,011	(8,621)
Changes in operating assets and liabilities:
Other assets	(4,751)	1,523
Accounts receivable	(1,786)	(474)
Accounts payable	2,556	1,049
Income tax payable/receivable, net	(14,814)	(11,193)
Accrued expenses	14,179	469
Accrued compensation	7,251	(3,237)

Net cash provided by operating activities	225,127	131,412

Cash flows from investing activities:
Purchases of property and equipment	(15,875)	(7,115)
Acquisition of finance receivables, net of buybacks	(638,616)	(457,068)
Collections applied to principal on finance receivables	478,891	378,049
Business acquisition, net of cash acquired	--	(148,995)
Proceeds from due from seller	--	29,548

Net cash used in investing activities	(175,600)	(205,581)

Cash flows from financing activities:
Income tax benefit from share-based compensation	4,552	2,138
Payment of liability-classified contingent consideration	(5,240)	--
Proceeds from line of credit	217,000	294,000
Principal payments on line of credit	(344,000)	(187,000)
Repurchases of common stock	(58,511)	(22,735)
Payments of line of credit origination costs and fees	--	(4,994)
Cash paid for noncontrolling interest	(5,663)	--
Distributions paid to noncontrolling interest	(2,075)	--
Principal payments on long-term debt	(5,542)	(704)
Proceeds from convertible debt, net	279,281	--

Net cash provided by financing activities	79,802	80,705

Effect of exchange rate on cash	(12)	(546)

Net increase in cash and cash equivalents	129,317	5,990

Cash and cash equivalents, beginning of year	32,687	26,697

Cash and cash equivalents, end of year	$ 162,004	$ 32,687

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 9,830	$ 9,566
Cash paid for income taxes	105,719	98,738

Noncash investing and financing activities:
Adjustment of the redeemable noncontrolling interest measurement amount	$ (184)	$ (3,597)
Purchase of noncontrolling interest	14,986	--
Distributions payable relating to noncontrolling interest	--	261
Employee stock relinquished for payment of taxes	(7,350)	(3,593)
Conversion of revolving line of credit to long-term debt	--	200,000

FINANCIAL HIGHLIGHTS
	Three Months Ended			Year Ended
	December 31,		%	December 31,		%
	2013	2012	Change	2013	2012	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 168,728	$ 138,068	22%	$ 663,546	$ 530,635	25%
Fee income	16,125	16,183	0%	71,589	62,166	15%
Total revenues	184,853	154,251	20%	735,135	592,801	24%
Operating expenses	106,503	94,262	13%	437,604	376,737	16%
Income from operations	78,350	59,989	31%	297,531	216,064	38%
Net interest expense	4,860	1,816	168%	14,467	9,031	60%
Net income	45,777	35,732	28%	176,919	126,099	40%
Net income attributable to Portfolio Recovery Associates, Inc.	45,777	35,802	28%	175,314	126,593	38%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 162,004	$ 32,687	396%	$ 162,004	$ 32,687	396%
Finance receivables, net	1,239,191	1,078,951	15%	1,239,191	1,078,951	15%
Goodwill and intangible assets, net	119,610	129,852	-8%	119,610	129,852	-8%
Total assets	1,601,232	1,288,956	24%	1,601,232	1,288,956	24%
Borrowings	451,780	327,542	38%	451,780	327,542	38%
Total liabilities	731,756	559,856	31%	731,756	559,856	31%
Total equity	869,476	708,427	23%	869,476	708,427	23%

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 278,926	$ 229,211	22%	$ 1,142,437	$ 908,684	26%
Cash collections on fully amortized pools	9,801	6,211	58%	35,520	28,972	23%
Principal amortization without allowance charges	110,626	88,851	25%	480,913	371,497	29%
Principal amortization with allowance charges	110,197	91,142	21%	478,891	378,049	27%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	39.5%	39.8%	-1%	41.9%	41.6%	1%
Excluding fully amortized pools	40.9%	40.9%	0%	43.3%	43.0%	1%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Allowance (reversal)/charge	(429)	2,291	-119%	(2,022)	6,552	-131%
Allowance (reversal)/charge to period-end net finance receivables	0.0%	0.2%	-116%	-0.2%	0.6%	-127%
Allowance (reversal)/charge to net finance receivable income	-0.3%	1.7%	-115%	-0.3%	1.2%	-125%
Allowance (reversal)/charge to cash collections	-0.2%	1.0%	-115%	-0.2%	0.7%	-125%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 65,759	$ 85,476	-23%	$ 395,068	$ 259,795	52%
Face value - core	774,543	901,512	-14%	4,704,609	3,581,246	31%
Purchase price - bankruptcy	31,987	111,001	-71%	242,649	262,630	-8%
Face value - bankruptcy	235,064	946,927	-75%	2,814,044	2,104,977	34%
Purchase price - other	1,763	2,631	-33%	19,068	16,120	18%
Face value - other	22,493	59,953	-62%	341,443	468,750	-27%
Purchase price - total	99,509	199,108	-50%	656,784	538,545	22%
Face value - total	1,032,100	1,908,392	-46%	7,860,096	6,154,972	28%
Number of portfolios - total	83	104	-20%	347	416	-17%
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,824,132	$ 1,387,711	31%	$ 1,824,132	$ 1,387,711	31%
Estimated remaining collections - bankruptcy	822,988	905,136	-9%	822,988	905,136	-9%
Estimated remaining collections - other	22,150	22,342	-1%	22,150	22,342	-1%
Estimated remaining collections - total	2,669,270	2,315,189	15%	2,669,270	2,315,189	15%

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.91	$ 0.70	30%	$ 3.45	$ 2.46	40%
Weighted average number of shares outstanding - diluted	50,375	51,217	-2%	50,873	51,369	-1%
Shares repurchased	--	0	-100%	1,203	994	21%
Average price paid per share repurchased (including acquisitions costs)	$ --	$ 31.01	-100%	$ 48.62	$ 22.85	113%
Closing market price	$ 52.84	$ 35.62	48%	$ 52.84	$ 35.62	48%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.5%	20.6%	4%	22.2%	19.6%	13%
Return on revenue (2)	24.8%	23.2%	7%	24.1%	21.3%	13%
Return on average assets (3)	11.5%	11.8%	-2%	11.9%	10.8%	10%
Operating margin (4)	42.4%	38.9%	9%	40.5%	36.4%	11%
Operating expense to cash receipts (5)	36.1%	38.4%	-6%	36.0%	38.8%	-7%
Debt to equity (6)	52.0%	46.2%	12%	52.0%	46.2%	12%
Number of collectors	2,313	2,153	7%	2,313	2,153	7%
Number of full-time equivalent employees	3,543	3,221	10%	3,543	3,221	10%
Cash receipts (5)	$ 295,051	$ 245,394	20%	$ 1,214,026	$ 970,852	25%
Line of credit - unused portion at period end	435,500	273,000	60%	435,500	273,000	60%

(1)  Calculated as annualized net income divided by average equity for the period

(2)  Calculated as net income divided by total revenues

(3)  Calculated as annualized net income divided by average assets for the period

(4)  Calculated as income from operations divided by total revenues

(5)  "Cash receipts" is defined as cash collections plus fee income

(6)  For purposes of this ratio, "debt" equals borrowings

(7) All per share data has been adjusted for a 3 for 1 stock split by means of a stock dividend which was declared on June 10, 2013 and payable August 1, 2013 to holders of record as of July 1, 2013

FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	December 31	September 30	June 30	March 31	December 31
	2013	2013	2013	2013	2012
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 168,728	$ 171,456	$ 168,570	$ 154,792	$ 138,068
Fee income	16,125	26,306	14,391	14,767	16,183
Total revenues	184,853	197,762	182,961	169,559	154,251
Operating expenses	106,503	118,294	109,135	103,672	94,262
Income from operations	78,350	79,468	73,826	65,887	59,989
Net interest expense	4,860	3,995	2,923	2,689	1,816
Net income	45,777	49,211	43,414	38,517	35,732
Net income attributable to Portfolio Recovery Associates, Inc.	45,777	47,338	43,599	38,600	35,802

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 162,004	$ 108,705	$ 43,459	$ 39,111	$ 32,687
Finance receivables, net	1,239,191	1,256,822	1,236,859	1,169,747	1,078,951
Goodwill and intangible assets, net	119,610	119,636	124,349	125,462	129,852
Total assets	1,601,232	1,547,985	1,457,246	1,382,739	1,288,956
Borrowings	451,780	452,229	413,774	371,159	327,542
Total liabilities	731,756	721,001	655,012	621,413	559,856
Total equity	869,476	816,647	791,898	750,990	708,427

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 278,926	$ 291,651	$ 296,397	$ 275,463	$ 229,211
Cash collections on fully amortized pools	9,801	8,762	10,612	6,345	6,211
Principal amortization without allowance charges	110,626	122,776	129,012	118,498	88,851
Principal amortization with allowance charges	110,197	120,195	127,827	120,671	91,142
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	39.5%	41.2%	43.1%	43.8%	39.8%
Excluding fully amortized pools	40.9%	42.5%	44.7%	44.8%	40.9%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Allowance (reversal)/charge	(429)	(2,581)	(1,185)	2,173	2,291
Allowance (reversal)/charge to period-end net finance receivables	0.0%	-0.2%	-0.1%	0.2%	0.2%
Allowance (reversal)/charge to net finance receivable income	-0.3%	-1.5%	-0.7%	1.4%	1.7%
Allowance (reversal)/charge to cash collections	-0.2%	-0.9%	-0.4%	0.8%	1.0%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 65,759	$ 89,044	$ 113,314	$ 126,951	$ 85,476
Face value - core	774,543	1,352,877	1,178,229	1,398,960	901,512
Purchase price - bankruptcy	31,987	41,794	82,273	86,595	111,001
Face value - bankruptcy	235,064	215,957	1,926,515	436,508	946,927
Purchase price - other	1,763	11,037	4,881	1,387	2,631
Face value - other	22,493	218,528	81,852	18,570	59,953
Purchase price - total	99,509	141,875	200,468	214,933	199,108
Face value - total	1,032,100	1,787,362	3,186,596	1,854,038	1,908,392
Number of portfolios - total	83	79	94	91	104
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,824,132	$ 1,762,369	$ 1,694,262	$ 1,547,644	$ 1,387,711
Estimated remaining collections - bankruptcy	822,988	877,722	925,223	924,520	905,136
Estimated remaining collections - other	22,150	32,272	16,744	14,739	22,342
Estimated remaining collections - total	2,669,270	2,672,363	2,636,229	2,486,903	2,315,189

SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 0.91	$ 0.93	$ 0.85	$ 0.75	$ 0.70
Weighted average number of shares outstanding - diluted	50,375	50,660	51,183	51,273	51,217
Shares repurchased	--	989	166	48	0
Average price paid per share repurchased (including acquisitions costs)	$ --	$ 50.55	$ 39.82	$ 39.34	$ 31.01
Closing market price	$ 52.84	$ 59.93	$ 51.21	$ 42.31	$ 35.62

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.5%	23.5%	22.5%	21.1%	20.6%
Return on revenue (2)	24.8%	24.9%	23.7%	22.7%	23.2%
Return on average assets (3)	11.5%	12.5%	12.1%	11.3%	11.8%
Operating margin (4)	42.4%	40.2%	40.4%	38.9%	38.9%
Operating expense to cash receipts (5)	36.1%	37.2%	35.1%	35.7%	38.4%
Debt to equity (6)	52.0%	55.4%	52.3%	49.4%	46.2%
Number of collectors	2,313	2,054	2,190	2,159	2,153
Number of full-time equivalent employees	3,543	3,223	3,362	3,250	3,221
Cash receipts (5)	$ 295,051	$ 317,957	$ 310,788	$ 290,230	$ 245,394
Line of credit - unused portion at period end	435,500	435,500	184,000	228,000	273,000

(1)  Calculated as annualized net income divided by average equity for the period

(2)  Calculated as net income divided by total revenues

(3)  Calculated as annualized net income divided by average assets for the period

(4)  Calculated as income from operations divided by total revenues

(5)  "Cash receipts" is defined as cash collections plus fee income

(6)  For purposes of this ratio, "debt" equals borrowings

(7) All per share data has been adjusted to reflect the 3-for-1 stock split by means of a stock dividend which was declared on June 10, 2013 and payable August 1, 2013 to holders of record as of July 1, 2013

Summary Portfolio Data at December 31, 2013, Entire Domestic Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,232	$ --	$ 10,207	$ 25	332%
1997	7,685	25,618	--	25,506	112	333%
1998	11,089	37,585	--	37,351	234	339%
1999	18,898	69,836	--	69,355	481	370%
2000	25,020	118,577	--	116,665	1,912	474%
2001	33,481	178,561	--	175,907	2,654	533%
2002	42,325	203,301	--	198,477	4,824	480%
2003	61,447	272,893	--	265,205	7,688	444%
2004	59,176	205,754	--	198,276	7,478	348%
2005	143,167	323,388	5,887	311,102	12,286	226%
2006	107,667	220,332	5,978	208,451	11,881	205%
2007	258,367	526,625	21,416	478,812	47,813	204%
2008	275,128	523,925	26,763	473,695	50,230	190%
2009	281,424	896,307	30,234	745,983	150,324	318%
2010	357,976	1,027,074	79,996	743,239	283,835	287%
2011	393,202	998,942	160,522	553,690	445,252	254%
2012	508,976	981,963	333,578	351,488	630,475	193%
2013	629,501	1,143,758	558,170	154,142	989,616	182%
Total	$ 3,217,609	$ 7,764,671	$ 1,222,544	$ 5,117,551	$ 2,647,120	241%

Summary Portfolio Data at December 31, 2013, Purchased Bankruptcy Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,544	--	14,492	52	195%
2005	29,301	43,699	17	43,641	58	149%
2006	17,627	31,794	53	31,565	229	180%
2007	78,526	104,962	137	104,131	831	134%
2008	108,586	167,161	2,330	164,188	2,973	154%
2009	156,036	471,114	11,906	404,808	66,306	302%
2010	209,175	516,133	46,039	390,722	125,411	247%
2011	181,949	306,648	89,499	164,349	142,299	169%
2012	252,442	345,503	174,298	120,998	224,505	137%
2013	235,781	312,852	200,015	52,528	260,324	133%
Total	$ 1,276,891	$ 2,314,410	$ 524,294	$ 1,491,422	$ 822,988	181%

Summary Portfolio Data at December 31, 2013, Core Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,232	$ --	$ 10,207	$ 25	332%
1997	7,685	25,618	--	25,506	112	333%
1998	11,089	37,585	--	37,351	234	339%
1999	18,898	69,836	--	69,355	481	370%
2000	25,020	118,577	--	116,665	1,912	474%
2001	33,481	178,561	--	175,907	2,654	533%
2002	42,325	203,301	--	198,477	4,824	480%
2003	61,447	272,893	--	265,205	7,688	444%
2004	51,708	191,210	--	183,784	7,426	370%
2005	113,866	279,689	5,870	267,461	12,228	246%
2006	90,040	188,538	5,925	176,886	11,652	209%
2007	179,841	421,663	21,279	374,681	46,982	234%
2008	166,542	356,764	24,433	309,507	47,257	214%
2009	125,388	425,193	18,328	341,175	84,018	339%
2010	148,801	510,941	33,957	352,517	158,424	343%
2011	211,253	692,294	71,023	389,341	302,953	328%
2012	256,534	636,460	159,280	230,490	405,970	248%
2013	393,720	830,906	358,155	101,614	729,292	211%
Total	$ 1,940,718	$ 5,450,261	$ 698,250	$ 3,626,129	$ 1,824,132	281%
CONTACT: News Media and Investor Contact:
         Rick Goulart
         Vice President, Corporate Communications
         (757) 961-3525
         RickGoulart@PortfolioRecovery.com